                                                                  Exhibit 21.1


                                                                State or Other Jurisdiction of
                 Exact Name of Registrant as                           Incorporation or
                  Specified in its Charter                               Organization
                ----------------------------                    --------------------------------

                Blaya Inc                                                   Delaware
                Oro Spanish Broadcasting Inc.                               California
                Radio Unica Network, Inc.                                   Delaware
                Radio Unica of Chicago, Inc.                                Delaware
                Radio Unica of Chicago License Corp.                        Delaware
                Radio Unica of Dallas, Inc.                                 Delaware
                Radio Unica of Dallas License Corp.                         Delaware
                Radio Unica of Denver, Inc.                                 Delaware
                Radio Unica of Denver License Corp.                         Delaware
                Radio Unica of Fresno, Inc.                                 Delaware
                Radio Unica of Fresno License Corp.                         Delaware
                Radio Unica of Houston License Corp.                        Delaware
                Radio Unica of Los Angeles                                  Delaware
                Radio Unica of Los Angeles License Corp.                    Delaware
                Radio Unica of McAllen, Inc.                                Delaware
                Radio Unica of McAllen License Corp.                        Delaware
                Radio Unica of Miami, Inc.                                  Delaware
                Radio Unica of Miami License Corp.                          Delaware
                Radio Unica of New York, Inc.                               Delaware
                Radio Unica of New York License Corp.                       Delaware
                Radio Unica of Phoenix, Inc.                                Delaware
                Radio Unica of Phoenix License Corp.                        Delaware
                Radio Unica of San Antonio, Inc.                            Delaware
                Radio Unica of San Diego, Inc.                              Delaware
                Radio Unica of San Diego License Corp.                      Delaware
                Radio Unica of San Francisco Inc.                           Delaware
                Radio Unica of San Francisco License Corp.                  Delaware
                Radio Unica Sales Corp.                                     Florida



                                          62